Exhibit 10.22D
AMENDMENT NO. 6 TO MASTER SERVICES AGREEMENT
          This Amendment No. 6 to the Master Services Agreement (“Amendment”) dated as of 6/17/09 the “Execution Date,” is by and between Textron Inc. (“Textron”), a Delaware corporation, having a principal place of business at 40 Westminster Street, Providence, Rhode Island 02903-2596 and Computer Sciences Corporation (“CSC”), a Nevada corporation, having a principal place of business at 3170 Fairview Park Drive, Falls Church, Virginia, 22042.
          WHEREAS, Textron and CSC are parties to that certain Master Services Agreement, dated October 27, 2004 (together with all its attachments, the “Agreement”), which has been given the contract number TXT2004-0020, as amended by Amendment No. 1, dated March 31, 2006, Amendment No. 2, dated September 1, 2006, Amendment No. 3 dated July 1, 2007, Amendment No. 4 dated July 1, 2007, and Amendment No. 5 dated March 13, 2008.
          WHEREAS, Textron and CSC (collectively, the “Parties” and each, a “Party”) desire to amend the Agreement, pursuant to Section 25.8 of the MSA, as herein provided.
          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
I.	Changes to the Schedules
A.	Schedule A (Definitions)
1.	Schedule A is hereby replaced in its entirety by the document, attached to this Amendment, titled “Schedule A” and containing the footer “Revised per Amendment No. 6.”
B.	Schedule B (Cross-Functional Obligations)
1.	Schedule B is hereby replaced in its entirety by the document, attached to this Amendment, titled “Schedule B” and containing the footer “Revised per Amendment No. 6.”
C.	Schedule K (Governance)
1.	Schedule K is hereby replaced in its entirety by the document, attached to this Amendment, titled “Schedule K” and containing the footer “Revised per Amendment No. 6.”

Textron	Proprietary and Confidential	CSC

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II.	Changes to the Tower Services Agreements (a/k/a Attachments)
A.	Attachment 1 (Mainframe Services), Appendix 1B (Service Level Agreement)
1.	Appendix 1B is hereby replaced in its entirety by the document, attached to this Amendment, titled “Appendix 1B” and containing the footer “Revised per Amendment No. 6.”
B.	Attachment 2 (Midrange Services), Appendix 2B (Service Level Agreement)
1.	Appendix 2B is hereby replaced in its entirety by the document, attached to this Amendment, titled “Appendix 2B” and containing the footer “Revised per Amendment No. 6.”
C.	Attachment 3 (Network Services), Appendix 3B (Service Level Agreement)
1.	Appendix 3B is hereby replaced in its entirety by the document, attached to this Amendment, titled “Appendix 3B” and containing the footer “Revised per Amendment No. 6.”
D.	Attachment 4 (Workstation Services), Appendix 4B (Service Level Agreement)
1.	Appendix 4B is hereby replaced in its entirety by the document, attached to this Amendment, titled “Appendix 4B” and containing the footer “Revised per Amendment No. 6.”
E.	Attachment 5 (Service Desk Services), Appendix 5B (Service Level Agreement)
1.	Appendix 5B is hereby replaced in its entirety by the document, attached to this Amendment, titled “Appendix 5B” and containing the footer “Revised per Amendment No. 6.”
III.	Miscellaneous
A.	Defined Terms. All capitalized terms which are used but not otherwise defined herein shall have the meanings set forth in the Agreement.

B.	Other Provisions Unchanged. This Amendment No. 6 supersedes all prior agreements, oral or written, related to the subject matter hereof. This Amendment No. 6 may not be modified except as agreed in writing by the Parties as a duly executed modification to the Agreement. Except as specifically amended hereby, all other provisions of the Agreement shall remain in full force and effect.

C.	References/Incorporation. All references in the MSA and Amendments to “this Agreement”, “herein”, “hereof” and words of similar import shall be deemed to refer to the entire Agreement as amended by this Amendment No. 6. This Amendment No. 6 is hereby incorporated into, and is made a part of, the Agreement. This Amendment No. 6 is subject to, and shall be governed by, all

Textron	Proprietary and Confidential	CSC

2

the terms and conditions of the Agreement, except to the extent such terms are expressly modified by this Amendment No. 6. In the event of a conflict or inconsistency between the terms of the Agreement and those of this Amendment No. 3, the latter shall govern.
D.	Effective Dates. This Amendment No. 6 shall be effective on August 1, 2008.
          IN WITNESS WHEREOF, the Parties hereto have, through duly authorized officials, executed this Amendment No. 6 as of the Execution Date.

Textron, Inc.		Computer Sciences Corporation

By:	/s/ Gary Cantrell	By:	/s/ James J. Buchanan
Gary Cantrell		James J. Buchanan 6/17/09
Vice President and Chief Information Officer		Contracts Director
Textron Information Services		Aerospace and Defense Industry

Textron	Proprietary and Confidential	CSC

3

Textron	CSC
SCHEDULE A
DEFINITIONS

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC
SCHEDULE A
Definitions

Term	Definition
Active Workstation	means a device that has reported to Systems Management Server (SMS) in the last 30 days. For the avoidance of doubt, an Active Workstation may be in the form of a desktop computer or a laptop computer.

Actual CPI Increase	has the meaning set forth in Section 6(c) of Schedule D (Pricing).

Actual RU Volume	has the meaning set forth in Section 2.1 of Schedule D (Pricing).

Ad Hoc Project	has the meaning set forth in Section 17.2.1 of Schedule B (Cross-Functional Obligations).

Adjustment Date	has the meaning set forth in Section 6(c) of Schedule D (Pricing).

Adverse Impact	has the meaning set forth in Section 9.3 of Schedule K (Governance).

Affiliate	means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity.

Agreement	means the MSA and all Schedules, Annexes, Appendices, Attachments and Exhibits thereto.

Applicable Service Charges	mean those charges derived from multiplication of Resource Unit volumes used or consumed by Textron by the applicable Resource Unit prices, and excludes all other charges, including charges for transition and transformation, time and materials charges, and Pass-Through Expenses).

Application Server	means any Midrange computer whose primary purpose is to serve Tier 3 Software for which Textron has financial responsibility for the license, Tier 4 Software and Tier 5 Software.

Assigned Contracts	has the meaning set forth in Section 8.3.1 of the MSA, and any changes that may be agreed upon by the Parties in accordance with the Change Control Procedure.

Audit	has the meaning set forth in Section 15.1.1 of the MSA.

Baseline Period	The period during which performance results are documented and analyzed. These results become the yardstick that helps determine what service level target will be agreed upon. The agreed procedure to be followed to arrive at the Minimum Service Level and Increased Impact Service Level is set forth in Chapter 6 Service Level Reporting of the PPM. The Baseline Period will not begin before the completion of the agreed associated SLA implementation plan.

Baseline RU Volume or Baseline Usage Volume	means the usage volume for each Resource Unit, set forth in Attachments 1C, 2C, 3C, 4C or 5C, that is denominated as such.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Benchmarker	has the meaning set forth in Section 5.7.2 of the MSA.

Black Belt	means a person certified as a Six Sigma Black Belt.

Business Days	Monday through Friday minus country holidays

Business Taxes	has the meaning set forth in Section 5.5.1(b) of the MSA.

Business Unit	means all or a portion of Textron or a Service Recipient or a group of Service Recipients, as designated by Textron from time-to-time.

Campus	means any location within a twenty (20) mile radius of (a) a Textron or Service Recipient facility where full-time CSC managed Workstation support personnel are stationed or (b) a CSC Facility from which Workstation support Services are provided. Changes of designation of a location from Campus to Non-Campus must be coordinated with and approved by Textron.

Cascading	means any installation, de-installation, move or change to a single item of Equipment or a group of Equipment items that causes a requirement for change to another component of the Services, such as to another item of Equipment, Software, support documentation, a procedure in the applicable Policy and Procedures Manual or coordination with one or more Third Parties.

Cause	has the meaning set forth in Section 1.5 of Schedule E (Employees).

Change	has the meaning set forth in Section 5 of Schedule K (Governance).

Change Control Procedures	has the meaning set forth in Section 5 of Schedule K (Governance).

Change of Control	means with respect to either Party, Control of that Party is acquired by an entity that was not, prior to that acquisition, an Affiliate of the Party, by way of either a single transaction or series of related transactions.

Change Request	means any request for a Change.

Claim	has the meaning set forth in Section 18.1.1 of the MSA.

Completion Date	has the meaning set forth in Section 3.6.9(a)(iii) of the MSA.

Confidential Information	means all information of a confidential nature, whether commercial, financial, technical or otherwise, whether or not disclosed by one Party to the other Party, which information may be contained in or discernible from any form whatsoever (including oral, documentary, magnetic, electronic, graphic or digitized form or by demonstration or observation), whether or not that information is marked or designated as confidential, whether created or otherwise arising prior to or during the Term, and including information belonging to or in respect of Textron, any other Service Recipient or CSC, any of their Affiliates and/or any of their customers or suppliers, which contains or relates to, including without limitation, research, development, trade secrets, know-how, ideas, concepts, formulae, processes, designs, specifications, past, present and prospective business,

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
current and future products and services, internal management, information technology and infrastructure and requirements, finances, marketing plans and techniques, price lists and lists of, and information about, customers and employees, and information belonging to Third Parties in respect of which Textron, any Service Recipient or CSC or any of their Affiliates or any of their customers or suppliers owe obligations of confidence.

Contract Year	means the period commencing on, and including, the Signature Date and ending on the anniversary of the first Handover Date and each immediately successive twelve (12) month period.

Control or Controlled or Controlling	means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of any entity or person, whether through the ownership of voting securities, by contract, or otherwise.

Core Service Level	means each Service Level designated as a “Core Service Level” in Annex B-2 to Schedule B (Cross-Functional Obligations), Annex K-2 to Schedule K (Governance) and Appendix B of each Tower Services Agreement.

CSC	has the meaning set forth in the preamble of the MSA.

CSC Competitor	means any company listed in Schedule L (Competitors) as it may be changed unilaterally by CSC from time to time upon written notice to Textron.

CSC Facility	means any physical Facility used by CSC or any CSC Affiliate to provide any portion of the Services.

CSC Laws	means (a) Laws applicable to CSC as a provider of information technology and other outsourcing services, and (b) Laws with which CSC would be required to comply without regard to CSC’s having entered into the Agreement with Textron, excluding any Laws with which CSC would not be required to comply but for a contractual obligation between CSC and a Third Party.

CSC Material	means Material owned by the CSC or its Affiliates (including Material in which the Intellectual Property Rights are owned by the CSC) which is used to provide, or which forms part of, the Services.

CSC Personnel	means employees (including for the avoidance of doubt all Transitioned Employees) of CSC and CSC Subcontractors assigned to perform the Services, or any part of the Services, pursuant to this Agreement.

CSC Program Executive	means the individual designated by the CSC to whom Textron shall communicate issues related to the Agreement as set forth in Schedule K (Governance).

CSC Software	means any Software, the Intellectual Property Rights in which are owned by CSC or its Affiliates.

CSC Subcontractor	means any subcontractor or agent of CSC that provides any of the Services, as any part of the Services, to, or on behalf of, CSC, including the Material Subcontractors.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
CSC Wide Area Network or CSC WAN	means the Equipment, Software, telecommunications facilities, lines, interconnect devices, wiring, cabling and fiber that are used to create, connect and transmit data, voice and video signals between a Textron location and CSC’s Data Center, and between and among CSC locations, as required for CSC to provide the Services. A WAN commences with the WAN Network interconnect Equipment at one Textron location (e.g., router, dial-up modem, dial backup Equipment) and ends with and includes the WAN Network interconnect Equipment (e.g., router, dial-up modem, dial backup Equipment) at the applicable CSC location. For voice and data circuits, a CSC WAN includes local access and interexchange and other long-haul circuits, whether or not provided by a Third Party and used to transport voice traffic and interconnect with the PSTN.

Database Server	has the meaning set forth in Appendix 2C to Attachment 2.

Data Center	means (a) before any applicable Transformation Completion Date, any Textron Facility referenced in Section I.B (Transformation Plans and Milestones), and (b) after any applicable Transformation Completion Date, in context, one or more of the data centers of CSC located in Norwich, Conn. and Chesterfield, England and the data centers of Textron located in Wichita, Kan., Hurst, Tex., and Providence, R.I and any data center that may be substituted for any of the foregoing data centers in accordance with the Change Control Procedures.

Data Network	means the Infrastructure Systems and other resources used to transport data associated with data applications, including computer interconnectivity, email, internet access and client server.

Data Network Services	means the Network Services as they relate to the Data Network.

Data Protection Laws	means all relevant data protection Laws, as applicable in each country in which CSC provides Services to Textron.

Days/hours in scope	means those days and hours that performance against the Service Levels will be measured.

Deferred at Customer Request (DACR)	means an End User initiated request for service delay. The process for DACR will be defined in the Call Scheduling chapter of the PPM.

Delaying Event	has the meaning set forth in Section 3.6.10 of the MSA.

Disclosing Party	has the meaning set forth in Section 16.1.1 of the MSA.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Equipment	means all of the computer and telecommunications equipment, and the associated peripherals and connecting equipment, either owned or leased (whether by CSC, Textron or a Third Party), and used by CSC in the provision of the Services or used by Textron or any other Service Recipient. Equipment includes the following: (i) computer equipment and associated attachments, features, accessories, front-end processors, step controllers, Servers, and peripheral devices; (ii) telecommunications equipment, including private branch exchanges and associated peripherals, multiplexors, modems, network hubs, network bridges, network routers, and network switches; and Supported Devices.

End-State Service Levels or SLA	has the meaning set forth in Section 11.3 of Schedule B.

End User	means an employee of (a) Textron, (b) a Service Recipient; (c) a contractor of Textron or a Service Recipient; or (d) any other individual authorized or permitted by Textron or a Service Recipient to utilize the Services.

Europe or EU	means any member country of the European Union and Switzerland and Norway.

Event Survey	has the meaning set forth in Section 12.1.2 of Schedule K (Governance).

Executive Survey	has the meaning set forth in Section 12.1.1(a) of Schedule K (Governance).

Existing Equipment	means Equipment existing on the Signature Date and utilized by Textron or another Service Recipient, immediately prior to the Signature Date, in performing functions that form part of the Services. Existing Equipment includes Textron Owned Equipment, Textron Leased Equipment and the equipment located in facilities identified in Schedule C (Textron Facilities).

Existing Equipment Leases	means those lease agreements pursuant to which a Third Party is, immediately prior to the Signature Date, furnishing or providing the Existing Equipment to Textron or another Service Recipient. Existing Equipment Leases are identified as such in Schedule F (Existing Equipment and Software) as it may be changed in accordance with the applicable Change Control Procedure.

Existing Interim Service Levels	has the meaning set forth in Section 11.1.1 of Schedule B (Cross-Functional Obligations).

Extraordinary Event	has the meaning set forth in Section 3.7.2 of the MSA.

First Call Resolution	has the meaning set forth in Section 3.3 of Appendix 5B to Attachment 5.

Force Majeure Event	has the meaning set forth in Section 21.1.1 of the MSA.

Formal Survey	has the meaning set forth in Section 12.1.1 of Schedule K (Governance).

General Subsystem	means any software code that provides service to users or to other subsystems or application code. “General Subsystems” comprise all executing programs that are not the result of an individual user logging on to the computer.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
General User Survey	has the meaning set forth in Section 12.1.1(b) of Schedule K (Governance).

Global Network	means interconnections between points spanning more than one continent.

Handover Date	means the date or dates on which the In-Scope Employees are transferred from Textron to CSC and the date(s) on which CSC commences performing the Services.

Hard IMAC	means an IMAC that requires physical presence on-site at the End-User office or Equipment location to complete the requested activity as further explained in connection with its use.

Hours of Operation	means those hours of the day during which the facility is in normal operation as set forth in Schedule C (Service Recipients) for each location listed in Schedule C. Hours are expressed in the local time zone of each location listed.

IMAC	means install, move, add, and/or change.

IMS	means IBM’s transactional and hierarchical database management system for on-line operational and e-business applications and data and all IBM supported, un-supported, current, future and past releases of the product as well as all additional features and functions that are used by the IBM product as part of its operating environment.

Impact Analysis	means the analysis of the impact of any Change, as further described in Section 9 of Schedule K (Governance).

Incident	means an unplanned interruption to an IT service or reduction in quality to an IT service. Failure of a configuration item that has not yet impacted service is also an Incident, e.g. failure of one disk from a mirror set.

Income Taxes	has the meaning set forth in Section 5.5. l(c) of the MSA.

Increased Impact Service Level or Increased Impact Level	means the required quantitative level or degree of performance by CSC specified as the “Increased Impact Service Level” in the SLAs.

Indemnified Claim	has the meaning set forth in Section 18.5.1 of the MSA.

Indemnified Party	has the meaning set forth in Section 18.5.1 of the MSA.

Indemnifying Party	has the meaning set forth in Section 18.5.1 of the MSA.

Infrastructure Operations SubCommittee	means the management committee formed pursuant to Schedule K (Governance) and identified therein as the “Infrastructure Operations Subcommittee.”

Infrastructure Server	means any Midrange computer whose primary purpose is to serve Tiers 1- 2 Software and/or Tier 3 Software for which CSC has financial responsibility for the license.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Infrastructure System(s) or Supported Infrastructure System(s)	means all or any part of the Supported Networks, the Supported Equipment and the Supported Software, exclusive of Software in Tier 3 (other than that which CSC is financially responsible for the license), Tier 4 Software, Tier 5 Software and any other Software for which CSC is not financially responsible.

In-Scope Employees	means the individuals to whom CSC will offer employment under Section 1.1 of Schedule E.

Intellectual Property Rights	means patents (including patent applications; amendments, and continuations, whether in whole or in part), registered designs, trademarks and service marks (whether registered or otherwise), trade names, trade secrets, copyrights, database rights, design rights, moral rights, and all other intellectual property rights, including in other jurisdictions, that grant similar rights as the foregoing, including those subsisting in inventions, drawings, performances, software, semiconductor topographies, improvements, discussions, business names, goodwill and the style of presentation of goods or services, and in applications for the protection thereof, throughout the world.

Interim Service Levels	means Existing Interim Service Levels and New Interim Service Levels.

Key Textron Subcontracts	has the meaning set forth in Section 11.2.1 of the MSA.

Key Deliverable	means all or any of the specific items required to be provided by a Party under this Agreement and designated as key in any relevant project plan related to the deliverable, or otherwise material to the Services.

Key In-Scope Contractors	means the individuals identified in Annex E-3 to Schedule E (Employees);

Key Subcontracts	means the Key Textron Subcontracts and Key CSC Subcontracts listed at Schedule J (Key Subcontracts and Material Subcontractors);

Key CSC Positions	means the positions listed in Annex E-2 to Schedule E (Employees), as the same may be changed in accordance with Section 10.3 of the MSA.

Key CSC Subcontracts	has the meaning set forth in Section 11.2.2 of the MSA.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Law	means:
(a)	any statute, regulation, by-law, ordinance or subordinate legislation in force from time to time to which a Party or its employees, agents, Affiliates sub-contractors is subject;

(b)	the common law and the law of equity as applicable to the Parties from time to time;

(c)	any binding court order, judgment or decree;

(d)	any applicable industry code, policy or standard enforceable by law; or

(e)	any applicable direction, policy, rule or order that is binding on a Party and that is made or given by any regulatory body having jurisdiction over a Party or any of that Party’s assets, resources or business, in any jurisdiction that is applicable to this Agreement.

Lease	means a contract between Textron and a Third Party pursuant to which Textron has certain rights with respect to Equipment owned by a Third Party.

Legacy Software	means all Software in use by Textron and/or any Service Recipient on the applicable Handover Date. Any Legacy Software, whether or not it is included in the Annexes to Schedule F, that meets the foregoing description shall nevertheless be treated as Legacy Software as provided for in Schedule B until, as part of Transformation and in accordance with the Change Control Procedure, such Legacy Software (i) is removed from use; or (ii) is added to one or more SOEs, or (c) becomes Non-SOE Software.

Level 0 Support	means any automated service that allows the End User to resolve Problems or submit Service Requests without contacting a live Service Desk agent

Level 1 Support	has the meaning given to it in Section 2, Appendix 5A to Attachment 5.

Level 2 Support	means assistance with the use or operation of a component of the Infrastructure System which cannot be answered by reference to the applicable user documentation and requires assistance from the applicable vendor or other Third Party.

Level 3 Support	means (a) correction of any Problem or other failure by one or more components of the Infrastructure System to operate in accordance with applicable specifications and (b) securing updates, upgrades, patches, releases and Problem resolutions that are generally provided to other similarly situated entities.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Local Area Network or LAN	means the Equipment, software, telecommunications facilities, lines, interconnect devices (e.g., bridges, routers, hubs, switches, gateways), wiring, cabling and fiber that are used to create, connect and transmit data, voice and video signals within and among Textron’s (or Service Recipient’s) local area Network segments. A LAN commences with the interface to a WAN Network interconnect device (e.g., router) and ends with and includes the Network interface points (e.g., Network interface cards that are in LAN-connected Equipment (e.g., desktop Equipment, Servers).

Local Enabling Agreement	has the meaning set forth in Recital D of the MSA.

Losses	means all losses, liabilities, damages, costs, claims, actions and expenses including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties.

LPAR	means the logical partition or division of a Mainframe or Server’s processing resources into separate operating system instances where the Server is capable of such partitioning or division on a dynamic basis to meet processing demand. A Server without such capability is not capable of LPAR.

Mainframe or Mainframe Technology	means any computing platform (inclusive of CPU) generally regarded by the computing industry as being mainframe technology, including any system based on the IBM System 390, architecture or any of its preceding or following technology platforms as of the Signature Date, and all related/supporting peripherals (e.g., channel extenders, front-end processors, DASD, tape storage) connected or linked thereto.

Mainframe Services	has the meaning set forth in Attachment 1 (Tower Services Agreement for Mainframe Services.)

Major Project	has the meaning set forth in Section 17.2.3 of Schedule B (Cross-Functional Obligations)

Managed Contracts	means those contracts retained by Textron or any other Service Recipient and managed by CSC, and set forth in Annex F-3 to Schedule F (Existing Equipment and Software).

Material	means any material in whatever form (including written, magnetic, electronic, graphic or digitized), including any methodologies, processes, know-how, reports, specifications, business rules or requirements, manuals, user guides, training materials and instructions and material relating to Software and/or its design, development, Modification, operation, support or maintenance, but excluding Software.

Material Subcontractor	has the meaning set forth in Section 11.1.1 of the MSA.

Measurement Period	means those hours of the day that performance against the Service Levels will be measured.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Midrange or Midrange Technology	means any computing platform (inclusive of CPU, disk array, tape robot and other devices) generally regarded by the computing industry as being midrange technology, including any system based on the Intel or RISC architecture and all related/supporting peripherals connected or linked thereto.

Midrange Services	has the meaning set forth in Attachment 2 (Tower Services Agreement for Midrange Services).

Milestone Date	means the date in the Transition Plan or Transformation Plan for the delivery by CSC to Textron of an item of Work Product or a Key Deliverable.

Minimum Service Level	means the required quantitative level or degree of performance by CSC specified as the “Minimum Service Level” in the SLAs. The Minimum Service Levels are the minimally acceptable levels of service for the Services.

Modify	means to add to, enhance, reduce, change, replace, vary, prepare a derivative work based on, improve, recast, transform or adopt, and “Modification” and “Modified” have corresponding meanings.

MSA	means the Master Services Agreement between Textron and CSC to which this Schedule A is attached.

Multiple Day Location Closure	means when a location is closed (including plant shutdowns) more than 2 consecutive calendar days. This will include 3 day weekends.

Network	means the WANs and the LANs that, collectively constitute the in-scope network. Network shall include Textron’s Data Network and Voice landline and wireless Network.

Network Printer	means a printer that is connected to the Network and can be accessed by multiple End Users on the Network.

Network Services	has the meaning set forth in Attachment 3 (the Tower Services Agreement for Network Services), and shall include, collectively, Data Network Services and Voice Network Services.

Network Software	means all Software embedded in or installed on Network Equipment, including routers, switches, hubs and PBXs and that is necessary to their functionality.

Neutral Adviser	has the meaning set forth in Section 22.2.1 of the MSA.

New Interim Service Levels	has the meaning set forth in Section 11.1.2 of Schedule B.

Non-Campus	means any location that is not a Campus.

Non-SOE Software	means all Software, other than Legacy Software, that is installed on any Supported Equipment at any time during the Term of the Agreement but is not included in an SOE.

Notice of Claim	has the meaning set forth in Section 18.5.1 of the MSA.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Notice of Election	has the meaning set forth in Section 18.5.2 of the MSA.

Party or Parties	means either or both of Textron and CSC as the context requires.

Pass-Through Expense	means the pass-through expenses specified in Annex D-2 of Schedule D (Pricing).

Performance Standards	means, individually and collectively, the quantitative and qualitative performance standards and commitments for the Services contained in this Agreement, including those described in Section 4 of the MSA, the Service Levels and any key performance indicators in the Service Level Agreements.

Personal Textron Data	has the meaning set forth in Section 15 of Schedule B (Cross-Functional Obligations).

Personnel	means all employees of a Party, officers, consultants, contractors and agents employed or engaged by a Party who are individuals.

Physical Database Management	means the Services required to install and upgrade the supported database management software. Application of software fixes, management of the disk space and tuning of system parameters in support of the database management software is also included.

Planned Special Event	means an unusual business activity either during or outside normal business hours or location.

Policy and Procedures Manual or Procedures Manual	mean the overall policy and procedures manual or the policy and procedures manual for a Tower of Services, Schedule B (Cross-Functional Obligations), or Schedule K (Governance), each of which describes the manner in which CSC shall perform and deliver the Services, as further described in Schedule B, Schedule K or in the applicable Tower Services Agreement.

Predictive Dialer	means alert systems/applications that dial out to pagers/cell phones and voicemail.

Problem	has the same meaning as an Incident.

Problem Management and Escalation Procedures	means the problem management and escalation procedures developed pursuant to Schedule B (Cross Functional Obligations).

Production	means the set of computer programs and all forms of computer system output that are scheduled to run or requested to run on the computer system in order to perform daily business requirements.

Project	has the meaning set forth in Section 17.1.1 of Schedule B.

Project Estimate	has the meaning set forth in Section 17.1.4 of Schedule B.

Project Hour	has the meaning set forth in Section 17.1.2 of Schedule B.

Project Pool	has the meaning set forth in Section 17.1.3 of Schedule B.

Project-Related Costs	has the meaning set forth in Section 17.1.5 of Schedule B.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Project Survey	has the meaning set forth in Section 12.1.1(c) of Schedule K (Governance).

Project Working Group	has the meaning set forth in Section 17.3.2 of Schedule B.

Property Interest	has the meaning set forth in Section 7.2.2 of the MSA.

Property Taxes	has the meaning set forth in Section 5.5.1(a) of the MSA.

Publicity Material	has the meaning set forth in Section 25.2.1(a) of the MSA.

Reasonable Currency	means, with respect to installation of updates and new versions of Software installed on Supported Equipment, (a) maintaining such Software within one (1) major release of the most current commercially released version available from the Software supplier that includes changes to the architecture and/or adds new features and functionality, usually but not necessarily identified by full integer changes in numbering, such as from “7.0” to “8.0” behind the most recent major release, and (b) promptly installing all other releases, usually but not necessarily identified by a change in the decimal numbering of a release, such as from “6.12” to “6.13.”

Recipient	has the meaning set forth in Section 16.1.1 of the MSA.

Refresh	means CSC’s scheduled technology change of Equipment with new Equipment or major upgrades of Equipment components that materially affect the operational capacity and/or life of the Equipment in accordance with this Agreement, including Schedule N.

Regular Project	has the meaning set forth in Section 17.2.2 of Schedule B (Cross-Functional Obligations)

Remote Access	means access to Textron or a Service Recipient’s Network or Infrastructure Systems from any Remote Office.

Remote Offices	means End Users connecting from their home or other non-Textron or non-Service Recipient locations.

Remote Server	means a Server (a) that is not located in a CSC Data Center in Norwich, Conn. or Chesterfield, England or in a Textron Data Center in Wichita, Kan., Hurst, Tex., and Providence, R.I.(without regards to whether before or after any Transformation Completion Date) or any data center that may be substituted for any of the foregoing data centers in accordance with the Change Control Procedures or (b) that is mutually agreed in writing to be managed by the CSC as a Remote Server.

Reporting Period	means the required frequency for reporting Service Level compliance.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Required Consents	means such consents, approvals or authorizations as may be required, or that Textron determines would be prudent to obtain, for the assignment to CSC, or the grant to CSC of rights of access and use, of resources otherwise provided for in this Agreement or in respect of a Termination as may be required for the assignment to Textron; or the grant to Textron of rights of access and use of resources used by CSC in the terminated Services and required for Textron to continue those Services in accordance with the Termination Assistance provided for under this Agreement.

Resolution Time	means the time defined as such in Section 3 of Schedule B.

Resource Unit or RU	means a unit of measurement specified as a “Resource Unit” in Schedule D (Pricing) or Appendix C to any Tower Services Agreement. A Resource Unit may be in the form of an item of Equipment, seat, port or other unit.

Resource Unit Change	has the meaning set forth in Section 5.1 of Schedule K (Governance).

Resource Unit Change Procedure	means the procedure for implementing a Resource Unit Change as set forth in Section 6 of Schedule K (Governance).

Responsibility Matrix	means the listing of processes, activities, tasks and the accountable Party that is included in each of the Tower Services Agreements, Schedule B (Cross-Functional Obligations) and Schedule K (Governance).

Returnable Material	has the meaning set forth in Section 24.7.1 of the MSA.

Rights of Use	has the meaning set forth in Section 8.4.1 of the MSA.

Scope Change	has the meaning set forth in Section 5.3 of Schedule K (Governance).

Scope Change Procedure	means the procedure for implementing a Scope Change as set forth in Section 8 of Schedule K (Governance).

Server or Midrange Server	means an Application Server, Database Server, Infrastructure Server, Remote Server or Standalone Server, as well as related Equipment necessary to operate the Server. For clarification, the term “Server” shall include any replacements to Textron’s Servers (e.g., consolidation of Servers into new Servers).

Service Charges	means the charges payable by Textron to CSC pursuant to this Agreement, but excluding the Pass-Through Expenses.

Service Credit or Service Level Credit	means an amount calculated in accordance with Section 11.9 of Schedule B (Cross-Functional Obligations) as a reduction of the Service Charges payable to CSC as a result of CSC’s failure to meet a Service Level.

Service Description	means a service description set forth in Attachments 1A, 2A, 3A, 4A or 5A.

Service Desk	means a single point of contact for End Users to call to resolve Problems and Service Requests pertaining to the Infrastructure Systems.

Service Desk Services	has the meaning set forth in Attachment 5 (Tower Services Agreement for Service Desk Services).

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Service Levels	means End-State Service Levels and/or the Interim Service Levels, as applicable.

Service Problem	has the meaning set forth in Section 4.4 of the MSA.

Service Recipient	means (a) Textron, (b) any entity that Controls, is Controlled by or is under common Control with Textron, and (c) any entity that has a business relationship with Textron or an entity that is under common Control with Textron and is designated from time to time to receive Services in connection with such business relationship. Service Recipients are listed in Schedule C (Service Recipients), as such list may change in accordance with Section 3.4 of the MSA.

Service Request	means a request for Problem resolution or other inquiry, request or issue.

Services	means the services, functions and responsibilities identified in Section 3.1 of the MSA.

Service Taxes	means any and all sales, use, excise, value-added, services, consumption and other Taxes assessed on the provision of the Services as a whole or on any particular Services.

Service Ticket	means a report of a Problem or a Service Request by any End User by means of the applicable reporting process established by CSC and approved by Textron.

Severity Levels	has the meaning set forth Section 10.2 of Schedule B (Cross-Functional Obligations).

Severity Weight	has the meaning set forth in Section 11.2 of Schedule B (Cross-Functional Obligations)

Signature Date	has the meaning set forth in the preamble of this Agreement.

Site	means any Service Recipient location; provided that as used in Attachment 3, Site means a service location identified in Appendix 3D to Attachment 3 (Network Sites), as modified pursuant to Change Control Procedures, and with a connection to the Textron WAN.

Small Site	means any location meeting the following 2 criteria: (a) less than or equal to seventy-five (75) Workstations; (b) located more than twenty (20) miles away from a Textron site where at least one full-time CSC support staff member is stationed. These criteria confirm eligibility only; actual designation as a Small Site may be subject to certain approvals or other conditions, as agreed upon by the Parties.”

SOE or Standard Operating Environment	means the Software in the Standard Operating Environments and listed as such in Annex F-7 to Schedule F (Existing Equipment and Software), as such Annex may thereafter be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross- Functional Obligations).

SOE Software	means Software that is included in any SOE.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Soft IMAC	means an IMAC that does not require physical presence on–site at the End-User office or Equipment location to complete the requested activity.

Software	means any computer program (including source code and object code), related documentation, tangible media, program interfaces and any Software Tools or object libraries embedded in that Software, which is used to provide, or which forms part of, the Services, or which is used in connection with the Services, or is otherwise used by Textron or any other Service Recipient. For the avoidance of doubt, Software includes any computer program embedded in or used in connection with a Supported Device.

Software Tools	means any Software that is used for Software development or testing, data capture, system maintenance, data search, analysis, project management, measurement and monitoring, including related methodologies, processes and know-how. Examples of Software Tools include compilers, interpreters, assemblers, 4GLs, editors, debuggers, and application generators.

Speed to Answer	has the meaning given to it in Section 3 of Appendix 5B.

SPOC	means the Level 1 Support single point of contact for End Users.

Standalone Server	means a Server that is physically located in a CSC Data Center in Norwich, Conn. or Chesterfield, England or in a Textron Data Center in Wichita, Kan., Hurst, Tex., and Providence, R.I (without regards to whether before or after any Transformation Completion Date.) or in any data center that may be substituted for any of the foregoing data centers in accordance with the Change Control Procedures.

Steering Committee	means the management committee formed pursuant to Schedule K (Governance) and identified therein as the “Steering Committee.”

Successor Supplier	means a Third Party to whom, on the termination of this Agreement for any reason, Textron proposes or intends to contract the Services or any part of the Services or any other services as Textron may require in substitution for or in addition to the Services.

Supported Device	means any device identified as such in Annex F-6 to Schedule F (Existing Equipment and Software) and any similar device added to Annex F-6 in accordance with a Change Control Procedure. A Supported Device may be in the form of a bar code printer, plotter, scanner, projector, time clock, certain designated cameras, certain designated PDAs, Blackberry, certain limited thin clients or other electronic device designated by Textron. This definition also includes Workstations in use at Small Sites; such devices shall be designated WS-Supported Device.

Supported Equipment	means any Equipment for which Services are provided through a Resource Unit.

Supported Network	means the WANs, LANs and any other Network related Equipment for which Services are provided through a Resource Unit.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Supported Peripheral	means any non-asset-tagged, Workstation-related peripheral device and may be in the form of a PDA, local attached printer, zip drive, camera, or other similar electronic device, but shall not include a display monitor, keyboard, mouse, network printer, other pointing device or internal storage. Support for Supported Peripherals will be provided as such support exists (both as to nature and volume) as of the applicable Handover Date. Any new technology or increase in support requirements will be subject to a Change Control Procedure.

Supported Software	means one or more programs in Tier 1 Software, Tier 2 Software, Tier 3 Software, Tier 4 Software and Tier 5 Software; provided that no usage of this term in any context shall be construed to alter, enlarge, or change in any way CSC’s financial responsibility as set forth in Annex F-7 to Schedule F. In the event of any conflict, this construction shall prevail.

Supported Workstation	means any Workstation for which a Resource Unit is payable. For purposes of Appendix 4A, Appendix 4B and Schedule B (Cross-Functional Obligations), Network Printers for which Textron incurs a Resource Unit charge shall be treated as Supported Workstations, as applicable.

Systems Change	means any change in the manner in which the Services are performed or provided, including changes in the Software, Equipment or systems used in the Service, as further described in Schedule K (Governance).

Systems Change Procedure	means the procedures for implementing a Systems Change as set forth in Section 7 of Schedule K (Governance).

Systems Change Request	means any request for a Systems Change.

Tax or Taxes	means all forms of taxation, whenever created or imposed, whether domestic or foreign (regardless of the identity of the taxing authority imposing such Tax), and without limiting the generality of the foregoing shall include net income, alternative or add-on minimum tax, gross income, sales, use, franchise, gross receipts, value added, service, consumption, ad valorem, profits, license, payroll, withholding, social security, unemployment insurance, employment, property, transfer, recording, excise, severance, stamp, occupation, premium, windfall profit, custom duty, capital stock or other tax, governmental fee or other like assessment, levy or charge of any kind whatsoever, together with any related interest, penalties or other additions to tax, or additional amounts imposed by any such taxing authority. When the term “Tax” is used with a specified form of taxation, e.g., “Business Tax,” it refers only to Taxes of the specified type.

Technology Plan	has the meaning set forth in Section 13.3 of the MSA.

Term	has the meaning set forth in Section 2.1 of the MSA.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Termination	means the expiration of the Master Services Agreement or a Tower Services Agreement at the end of its Term without renewal, or the expiration of its Term after extending the applicable Agreement in accordance with Section 2.2 of the MSA or the termination of the MSA in whole or in part in accordance with Sections 21 or 24 of the MSA or termination of any Tower Services Agreement in accordance with its terms.

Termination Assistance	has the meaning as set forth in Section 24.8.1 of the MSA and includes those Services provided by CSC in connection with Termination as described in Sections 24.7 and 24.8 of the MSA and Schedule H (Termination Assistance).

Termination Assistance Period	has the meaning set forth in Section 24.8.1 of the MSA.

Termination Date	means the date of the Termination of the MSA or a Tower Services Agreement, in whole or in part, howsoever occurring.

Termination Transfer Plan	has the meaning set forth in Section 3 of Schedule H (Termination Assistance).

Textron	has the meaning set forth in the preamble of the MSA.

Textron Assets	has the meaning set forth in Section 17.4.1 of the MSA.

Textron Audit Representatives	means Textron and its appointed contractors (including internal audit staff), Textron’s external auditors and their appointed contractors and regulator(s) and/or any other auditors, regulators, inspectors or contractors whom Textron designates in writing from time to time to conduct Audits on Textron’s behalf.

Textron Competitor	means any company listed in Schedule L (Competitors) as it may be changed unilaterally by Textron from time to time upon written notice to CSC.

Textron Confidential Information	means all Confidential Information of Textron or another Service Recipient, in any form, furnished or made available directly or indirectly to CSC by Textron or another Service Recipient or otherwise obtained or created by CSC.

Textron Data	means all information, whether or not confidential, entered in Software or Equipment by or on behalf of Textron and information derived from such information, including as stored in or processed through the Equipment or Software.

Textron Facilities	has the meaning set forth in Section 7.1.1 of the MSA.

Textron Laws	means Laws with which Textron or a Service Recipient would be required to comply without regard to Textron’s having entered into the Agreement with CSC.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Textron Information	means all information, other than Textron Confidential Information and Textron Data, that relates to Textron, any Service Recipient, or any of its or their Affiliates, employees, contractors, agents, customers, partners, suppliers or joint venturers, including data or information about any of their operations, facilities, personnel, assets, products and programs, customer-specific data submitted to CSC by Textron or another Service Recipient, in whatever form that information may exist.

Textron Leased Equipment	means Equipment leased by Textron or another Service Recipient from any Third Party.

Textron Material	means Material owned by the Textron, a Service Recipient or any Affiliates of the foregoing (including Material in which the Intellectual Property Rights are owned by the Textron, a Service Recipient or an Affiliate) which is used to provide, or which forms part of, the Services.

Textron Owned Equipment	means Equipment owned by Textron or another Service Recipient.

Textron Personnel	means all employees of Textron, of any Service Recipient or of any contractor of Textron or any Service Recipient.

Textron Program Executive	means the individual designated by the Textron to whom CSC shall communicate issues related to the Agreement, as set forth in Schedule K (Governance).

Textron Software	means any Software which is owned by or licensed (other than to the extent provided in Sections 9.3.4 or 9.4.1 of the MSA) to Textron, another Service Recipient or any of their respective Affiliates (including any Intellectual Property Rights).

Textron-Retained Leases	means the Leases to Textron Leased Equipment that will be retained by Textron and managed by CSC in accordance with Section 8.2 of the MSA, and as set forth in Annex F-1 of Schedule F (Existing Equipment and Software).

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Textron Wide Area Network or Textron WAN	means the Equipment, Software, telecommunications facilities, lines, interconnect devices, wiring, cabling and fiber that are used to create, connect and transmit data, voice and video signals between and among: (i) Textron’s (or a Service Recipient’s) LANs; (ii) Textron’s (or a Service Recipient’s) field offices; (iii) other Textron (or Service Recipient) locations; (iv) non-Textron locations that do business with Textron (or Service Recipient), excluding the CSC WAN. A WAN commences with the WAN Network interconnect Equipment at one Textron (or Service Recipient) location (e.g., router, dial-up modem, dial backup Equipment) and ends with and includes the WAN Network interconnect Equipment (e.g., router, dial-up modem, dial backup Equipment) at another Textron (or such Service Recipient) location or non-Textron location that is interconnected with the first location via the WAN. For voice and data circuits, a Textron WAN includes local access and interexchange and other long-haul circuits, whether or not provided by a Third Party and used to transport voice traffic and interconnect with the public switch telephone network.

Third Party	has the meaning set forth in Section 25.13 of the MSA.

Third Party Contract	has the meaning set forth in Section 18.1.7 of the MSA.

Third Party Material	means Material used in connection with the Services which is not Textron Material or CSC Material.

Third Party Service Contracts	means those agreements pursuant to which a Third Party is, immediately prior to the Signature Date, furnishing or providing services to Textron similar to or which form part of the Services. Third Party Service Contracts are limited to those contracts included in Schedule F (Existing Equipment and Software) as it may be changed from time to time in accordance with a Change Control Procedure.

Third Party Software	means the Software which is not Textron Software or CSC Software.

Third Party Software Contracts	means those agreements pursuant to which a Third Party is, immediately prior to the Signature Date, furnishing or providing Third Party Software to Textron; provided that Third Party Software Contracts are limited to those contracts included in Schedule F (Existing Equipment and Software).

Third Party Systems Software	means software owned by a Third Party that is Tiers 1 – 3 Software.

Three Contact Rule	means the process that defines and governs contacting and scheduling time with the End User in support of Incidents and Service Requests, as defined in the Call Scheduling PPM chapter.

Tier 1 Software	means Tier 1 Software for Mainframe and Midrange Technology and Tier 1 Software for Workstations.

Tier 2 Software	means Tier 2 Software for Mainframe and Midrange Technology and Tier 2 Software for Workstations

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Tier 3 Software	means Tier 3 Software for Mainframe and Midrange Technology and Tier 3 Software for Workstations

Tier 4 Software	means Tier 4 Software for Mainframe and Midrange Technology and Tier 4 Software for Workstations.

Tier 5 Software	means Tier 5 Software for Mainframe and Midrange Technology and Tier 5 Software for Workstations.

Tier 1 Software for Mainframe and Midrange Technology (collectively and Tier 1 Software for Mainframe Technology and Tier 1 Software for Midrange Technology individually)	means those Software programs and programming (including supporting documentation, media, on-line help facilities and tutorials) that perform operating system, disk and file system and security hardening tasks. These types of Software include Software that operates the hardware storage management to create/modify/delete disk and swap space, and basic system security. Notwithstanding the foregoing, Tier 1 Software for Mainframe and Midrange Technology is limited to that Software identified as Tier 1 Software for Mainframe and Midrange Technology in Annex F-7 to Schedule F (Existing Equipment and Software), as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 2 Software for Mainframe and Midrange Technology (collectively and Tier 2 Software for Mainframe Technology and Tier 2 Software for Midrange Technology individually)	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that consist of system management agents and products and tools and utilities, operational management tools (such as job schedulers and printing environments), storage administration and backup, network management, and session management tools. These types of Software programs consist of agents such as monitoring, asset management, and remote control. Software Tools include performance monitors and data collection. Notwithstanding the foregoing, Tier 2 Software for Mainframe and Midrange Technology is limited to that Software identified as Tier 2 Software for Mainframe and Midrange Technology in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 3 Software for Mainframe and Midrange Technology (collectively and Tier 3 Software for Mainframe Technology and Tier 3 Software for Midrange Technology individually)	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform transaction processing tasks (such as IMS and web-based environments), database environments, and comprise the transaction processing environment, language environments including development and execution, and middleware products (e.g., MQSeries, Citrix and WebSphere) and the middleware environment. Notwithstanding the foregoing, Tier 3 Software for Mainframe and Midrange Technology is limited to that Software identified as Tier 3 Software for Mainframe and Midrange Technology in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Tier 4 Software for Mainframe and Midrange Technology (collectively and Tier 4 Software for Mainframe Technology and Tier 4 Software for Midrange Technology individually)	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform the execution of business logic and the processing of data specific to Textron’s business processes (including purchased and business applications developed by Textron or a Service Recipient) and application-specific standards. These types of Software programs are generally business unit or regional specific. Notwithstanding the foregoing, Tier 4 Software for Mainframe and Midrange Technology is limited to that Software identified as Tier 4 Software for Mainframe and Midrange Technology in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 5 Software for Mainframe and Midrange Technology (collectively and Tier 5 Software for Mainframe Technology and Tier 5 Software for Midrange Technology individually)	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform the execution of business logic and the processing of data specific to Textron’s business processes (including purchased and business applications developed by Textron or a Service Recipient) and application-specific standards (e.g., SAP, PeopleSoft). Notwithstanding the foregoing, Tier 5 Software for Mainframe and Midrange Technology is limited to that Software identified as Tier 5 Software for Mainframe and Midrange Technology in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 1 Software for Workstations	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform operating system functions and includes systems utilities, bios and firmware. These types of Software programs consist of the software that operates the hardware, storage management to create/modify/delete disk and swap space, basic system security as well as internet browsers and Microsoft terminal services and agents to deploy/manage the Supported Software. Notwithstanding the foregoing, Tier 1 Software for Workstations is limited to that Software identified as Tier 1 Software for Workstations in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Tier 2 Software for Workstations	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that consist of multi-account software and Software Tools that are common across business units. These types of Software programs consist of media player, electronic mail, instant messaging, virus protection, productivity applications (i.e., MS Office), zip tools, and readers. Software Tools include performance monitors and data collection tools. Notwithstanding the foregoing, Tier 2 Software for Workstations is limited to that Software identified as Tier 2 Software for Workstations in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 3 Software for Workstations	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform account specific functions. These types of Software programs consist of Dial-in/RAS capabilities, secure network access, and security software. Notwithstanding the foregoing, Tier 3 Software for Workstations is limited to that Software identified as Tier 3 Software for Workstations in Annex F-7 to Schedule F (Existing Equipment and Software) as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 4 Software for Workstations	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform Business Unit specific functions. These types of Software programs consist of middleware clients. These types of Software programs will consist of some of the 2000 applications designated by Textron in Annex F-7 to Schedule F (Existing Equipment and Software) to be included in one or more SOEs. Notwithstanding the foregoing, Tier 4 Software for Workstations is limited to that Workstation Software identified as Workstation Tier 4 in Annex F-7 to Schedule F as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Tier 5 Software for Workstations	means those Software programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform End-user specific functions. These are limited to the 2000 applications designated by Textron in Annex F-7 to Schedule F (Existing Equipment and Software) to be included in one or more SOEs. Notwithstanding the foregoing, Tier 5 Software for Workstations is limited to that Software identified as Tier 5 Software for Workstations in Annex F-7 to Schedule F as such Annex may be modified from time to time through the Change Control Procedure, subject to Section 9.2 of Schedule B (Cross-Functional Obligations).

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Token Authentication	means authentication through the use of a challenge system where a user must enter a response to the challenge provided by the token device — usually a numerical sequence.

Tower of Services	has the meaning set forth in Recital A of the MSA.

Tower Services Agreement	has the meaning set forth in Recital D of the MSA.

Transfer Clauses	means the clauses set forth in Annex B-3 to Schedule B (Cross-Functional Obligations) for the transfer of personal data (as contained in the Textron Data or Textron Information) to data processors in third countries that do not ensure an adequate level of data protection pursuant to Articles 26.2 and 26.4 of Directive 95/46/EC.

Transferred Equipment	means the Equipment set forth in Annex F-4 of Schedule F (Existing Equipment and Software).

Transformation	means the performance of the activities described in Section I.B (Transformation Plans and Milestones).

Transformation Completion Date	means, for each Tower of Services, the date on which the activities described in the Transformation Plan for that Tower of Services have been completed.

Transformation Plan	has the meaning given in Section 3.6.2 of the MSA.

Transformation Period	means the period between the first Handover Date and the last Transformation Completion Date

Transformation Survey	is described in Section 12.3 of Schedule K (Governance).

Transition	means the performance of the activities described in Schedule I.A (Transition Plan and Milestones).

Transition Period	means the period between the Signature Date and the date on which the activities described in the Transition Plan are substantially complete.

Transition Survey	is described in Section 12.3 of Schedule K (Governance).

Transition Plan	has the meaning set forth in Section 3.6.1(a) of the MSA.

Transitioned Employee	has the meaning set forth in Section 1.2 of Schedule E.

TSO	means the IBM product “Time Sharing Option” and all IBM supported, un-supported, current, future and past releases of the product as well as all additional features and functions that are used by the IBM product as part of its operating environment.

Turnover Rate	has the meaning set forth in Section 10.6 of the MSA.

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential

Textron	CSC

Term	Definition
Virus	means:

(a) any program code or programming instructions constructed with the ability to damage, interfere with or otherwise adversely affect computer programs, data files, Software, Equipment or operations; or

(b) any other code typically designated to be a virus, worm, time or logic bomb, disabling code or routine, backdoor or similar program.

Voice Network	means the infrastructure and other Network resources used to transport voice traffic associated with voice applications, including telephony, wireless, landline, voice over IP and voicemail.

Voice Network Services	means the Network Services as they relate to the Voice Network.

WAN	means a Textron WAN or a CSC WAN as applicable.

Web Hosting	means the provision of those web hosting services described in Attachment 2 (Tower Services Agreement for Midrange Services.)

Work Product	means any output (in whatever form), including any Software (including any source code), Material or Textron Data, which may be created, developed or Modified by or on behalf of CSC in the course of the performance of the Services, whether solely or jointly by CSC, CSC Subcontractors or any other Third Parties, including any Modifications to any Textron Software, Textron Material, CSC Software, CSC Material, Third Party Software or Third Party Material.

Workstation	means a device that consists of a system unit, a display monitor, a keyboard, a mouse, other pointing device and internal storage, including Supported Software, but excluding Supported Devices and Supported Peripherals. For the avoidance of doubt, a Workstation may be in the form of a desktop computer, a laptop computer, a UNIX (RISC — reduced instruction set computer) computer, or a fully functioning thin client (a device used to access a backend server running applications to support the End User).

Workstation Services	has the meaning set forth in Attachment 4 (Tower Services Agreement for Workstation Services).

Schedule A (Definitions)	Revised per Amendment No. 6
Textron Inc	Company Proprietary and Confidential